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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                August 19, 1999
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                                Date of Report


                             INFERENCE CORPORATION
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            (Exact name of Registrant as specified in its charter)

     Delaware                                  000-26334                   953436352
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(State or other jurisdiction of         (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                       Identification Number)

                               100 Rowland Drive
                           Novato, California  94945
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (415) 893-7200


                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
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On August 18, 1999, Inference Corporation, a Delaware corporation ("the
Company") announced its financial results for the quarter ended July 31, 1999. A copy of the Company's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes certain statements about the Company's business which are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting the Company's operating results is included in the Company's public reports filed with the Securities and Exchange Commission, including, without limitation, the Company's Quarterly Reports on Form 10-Q, Annual Report on Form 10-K, Current Reports on Form 8-K and Registration Statement on Form S-3 dated July 12, 1999.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------


     (c)  Exhibits.
          --------

          99.1      Press Release dated August 18, 1999.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INFERENCE CORPORATION
                                    A Delaware Corporation

                                    By: /s/ Mark A. Wolf
                                        ----------------
                                        Mark A. Wolf
                                        Vice President and
                                        Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit Number                     Description of Exhibit
-----------------                  ------------------------------------

99.1                               Press Release dated August 18, 1999